FIDELITY RETIREMENT RESERVES
STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 1999

This Statement of Additional Information supplements the information found in the current Prospectus for the variable annuity contracts ("Contracts") offered by Fidelity Investments Life Insurance Company through its Variable Annuity Account I (the "Variable Account"). You may obtain a copy of the Prospectus dated April 30, 1999, without charge by calling 1-800-544-2442, or by accessing the SEC Internet website at (http://www.sec.gov).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

TABLE OF CONTENTS              PAGE

Accumulation Units             2

Fixed Annuity Income Payments  2

Variable Annuity Income        2
Payments

Hypothetical Illustrations of  4
Annuity Income Payouts

General Information            9

Performance                    9

Exchanges Among Subaccounts    23
After the Annuity Date

Unavailability of Annuity      23
Income Options in Certain
Circumstances

IRS Required Distributions     23

Safekeeping of Variable        24
Account Assets

Distribution of the Contracts  24

State Regulation               24

Legal Matters                  24

Registration Statement         24

Independent Accountants        24

Financial Statements           24


ACCUMULATION UNITS

We credit your payments allocated to the variable Subaccounts in the form of Accumulation Units. The number of Accumulation Units credited to each Subaccount is determined by dividing the net payment allocated to that Subaccount by the Accumulation Unit Value for that Subaccount for the Valuation Period during which the payment is received. In the case of the initial payment, we credit Accumulation Units as explained in the prospectus. Accumulation Units are adjusted for any exchanges or transfers into or out of a Subaccount.

For each variable Subaccount the Accumulation Unit Value for the first Valuation Period of the Subaccount was set at $10.00. The Accumulation Unit Value for each subsequent Valuation Period is the Net Investment Factor for that period, multiplied by the Accumulation Unit Value for the immediately preceding Valuation Period. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

Each variable Subaccount has a Net Investment Factor (also referred to as the "Total Return"). The Net Investment Factor is an index that measures the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for each Subaccount for a Valuation Period is determined by adding (a) and (b), subtracting
(c) and then dividing the result by (a) where:

(a) Is the value of the assets at the end of the preceding Valuation
Period;

(b) Is the investment income and capital gains, realized or unrealized, credited during the current valuation period;

(c) Is the sum of:

(1) The capital losses, realized or unrealized, charged during the current valuation period plus any amount charged or set aside for taxes during the current Valuation Period; plus

(2) The deduction from the Subaccount during the current Valuation Period representing a daily charge equivalent to an effective annual rate of 0.80%.

The Net Investment Factor may be greater than or less than one. If it is greater than one, the Accumulation Unit Value will increase; if less than one, the Accumulation Unit Value will decrease.

FIXED ANNUITY INCOME PAYMENTS

The amount of monthly annuity income payments for a selected fixed annuity income option or the fixed portion of a selected combination annuity income option is calculated by applying the proceeds payable to the income payment rates for the option selected. Annuity income payments will be the larger of:

(a) The income based on the rates shown in the contract's Annuity
Tables for the option chosen; and

(b) The income calculated by applying the proceeds as a single premium to our single premium annuity rates in effect on the date of the first income payment for the same plan.

Annuity income payments under a fixed annuity or fixed portion of a combination annuity will not vary in dollar amount and will not be affected by the investment performance of the Variable Account. Amounts used to purchase a fixed annuity may not be later transferred to a variable annuity.

VARIABLE ANNUITY INCOME PAYMENTS

If a variable annuity is selected, annuity income payments will vary in amount in accordance with the investment performance of the elected Subaccounts of the Variable Account. If a combination annuity is selected, annuity income payments attributable to the variable portion of the annuity will likewise vary. On the Annuity Date, the amount of the first annuity income payment is calculated by applying the proceeds payable to the annuity table shown in the Contract (or any more favorable annuity rates we may offer on the Annuity Date) for the option chosen.

The dollar amount of the first annuity income payment attributable to each variable Subaccount is then divided by each Subaccount's then current Annuity Unit Value (Annuity Units are explained in the prospectus) to establish the total number of Annuity Units that will be the basis for determining later annuity income payments. Annuity income payments after the first will be equal to the sum of the number of Annuity Units determined in this manner for each Subaccount multiplied by the then current Annuity Unit Value for each Subaccount, which (as explained in the prospectus) depends upon the Net Investment Factor for the subaccount adjusted by a factor to neutralize the assumed rate of return used in the calculation of annuity income payments. The number of Annuity Units remains fixed for all annuity income payments, unless a transfer is made. The dollar amount of the annuity income payments may change from payment to payment. We guarantee that the dollar amount of each annuity income payment after the first will not be affected by variations in mortality experience from the mortality assumptions used to determine the first annuity income payment.

To illustrate the above description of how annuity income payments are determined, consider the following example. A male age 65 applies $50,000 to purchase a lifetime income for himself with payments to be made for at least 10 years (even if the Annuitant dies shortly after payments have begun). Annuity income payments are to be made on a monthly basis with the first annuity income payment to be made immediately. The variable pay-out option is chosen with the amount of each income payment dependent on the actual investment performance of the subaccounts that are selected. Using an Assumed Investment Rate of 3.5%, the initial monthly income amount is $282.50. The investment selection is 50% in Portfolio A and 50% in Portfolio B.

At Annuitization               Portfolio A  Portfolio B

(a)  Initial Monthly Annuity   $ 141.25     $ 141.25
     Income Payment

(b)  Annuity Unit Value         1.23456      1.32465

(c)  Income in Units            114.413      106.632

The monthly annuity income payment allocated to each Subaccount is translated into Annuity Units using the Annuity Unit Value at the time of annuitization. Since each Subaccount is likely to have a different Annuity Unit Value, the total number of Annuity Units is not informative, rather you need to look at:

             # Annuity Units  X  Annuity Unit Value  =  Annuity Income Payment

Portfolio A    114.413             1.23456                141.25

Portfolio B    106.632             1.32465                141.25

                                                         $ 282.50


Assume that during the next month, the investment results for each subaccount are:

                                      Portfolio A  Portfolio B

(d)  Actual Net Investment Results    .4074%       .1652%

(e)  Assumed Investment Results       .2871%       .2871%

(f)  Relative Performance Factor      1.00120      .99878

Line (d) shows the net investment result after the charge for assuming mortality and expense risks and the administrative charge (0.80% on an annual basis) and the charge for investment advisory fees and fund expenses. Line (e) shows the investment results that were assumed in the calculation of the initial monthly annuity income payment, 3.5% on an annual basis. Line (f) represents how much $1 invested at the start of the month in each of the subaccounts would have grown relative to $1 earning 3.5%. (The formula for calculating the Relative Performance Factor is 1+ (d) divided by 1 + (e)).

Note that since line (f) is more than 1 for Portfolio A and less than 1 for Portfolio B, the Portfolio A subaccount has earned more than 3.5% on an annual basis while the Portfolio B subaccount has earned less than 3.5% on an annual basis.

The Annuity Unit Value grows with the actual investment performance relative to the assumption of 3.5%. If a Subaccount earns more than 3.5% on an annual basis, then the Annuity Unit Value will increase. Conversely, if less than 3.5% is earned, the Annuity Unit Value will decrease. The Annuity Unit Value at the time of the second monthly income payment is the Annuity Unit Value for the prior month (line b) multiplied by the Relative Performance Factor (line f).

                                      Portfolio A  Portfolio B

(b)  Annuity Unit Value (prior)       1.23456      1.32465

(f)  Relative Performance Factor      1.00120      .99878

(g)  Annuity Unit Value (current)     1.23604      1.32303

Except for exchanges between Subaccounts, the number of Annuity Units remains fixed throughout the lifetime of the Annuitant. The value of each annuity income payment, however, varies because the Annuity Unit Value is usually changing as a result of investment experience. The second monthly payment is calculated by multiplying the number of payment units by the current Annuity Unit Value.

                                     Portfolio A  Portfolio B

(c)  Monthly Income in Units         114.413      106.632

(g)  Annuity Unit Value (current)    1.23604      1.32303

(h)  Monthly Income (in dollars)    $ 141.42     $ 141.08

Note that the Annuity Unit Value and the Monthly Income for the Portfolio A portion of the payment has increased whereas the opposite is true for the Portfolio B portion. The second monthly annuity income payment would be the sum for each Subaccount, or $282.50.

To illustrate the possible volatility of the annuity income payments, assume that during the following month, the investment results for each Subaccount are:

                                     Portfolio A  Portfolio B

(i)  Actual Net Investment Results   15.50%       -13.00%

(e)  Assumed Investment Results      .2871%       .2871%

(j)  Relative Performance Factor     1.15169      .86751

The Annuity Unit Value at the time of the third monthly annuity income payment is the Annuity Unit Value for the prior month (line g) multiplied by the Relative Performance Factor (line j):

                                   Portfolio A  Portfolio B

(g)  Annuity Unit Value (prior)     1.23604      1.32303

(j)  Relative Performance Factor    1.15169      .86751

(k)  Annuity Unit Value (current)   1.42353      1.14774

The third monthly annuity income amount is calculated by multiplying the number of payment units by the current Annuity Unit Value:

                                   Portfolio A  Portfolio B

(c)  Income in Units                114.413      106.632

(k)  Annuity Unit Value (current)   1.42353      1.14774

(h)  Monthly Income (in dollars)   $ 162.87     $ 122.39

Note that the Annuity Unit Value and the Monthly Income for Portfolio A portion of the income amount have again increased but to a much greater extent than before whereas the opposite is true for the Portfolio B portion. The third monthly annuity income payment would be the sum for each subaccount, or $285.26.

An illustration of annuity income payments under various rates appears in the tables on pages 7 and 9. The monthly equivalents of the annual net returns of -1.75%, 3.50%, 4.14%, 6.11%, 8.07% and 10.04% shown in the tables are -0.15%, 0.29%, 0.34%, 0.50%, 0.65% and 0.80%.

HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity income payments would vary over time if the return on the assets in the selected portfolios were a uniform gross annual rate of 0%, 5.35%, 6%, 8%, 10% and 12%. The values would be different from those shown if the returns averaged 0%, 5.35%, 6%, 8%, 10% or 12% but fluctuated over and under those averages throughout the years.

The tables reflect the fact that the Total Return of the Subaccounts is lower than the gross return of the selected portfolios. The tables reflect the daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.75% and the daily administrative charge which is equivalent to an effective annual charge of 0.05%. The amounts shown in the tables also take into account the portfolios' management fees and operating expenses which are assumed to be at an annual rate of 0.96% of the average daily net assets of the selected portfolios. This 0.96% figure consists of assumed management fees of 0.57% and assumed operating expenses of 0.39%, figures based on the average of current management fees and operating expenses. Actual fees and expenses of the portfolios associated with your Contract may be more or less than 0.96%, will vary from year to year, and will depend on how you allocate your investment base. See the current prospectuses for the Funds for more complete information. The monthly annuity income payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income payments is generally described in the section of your current prospectus entitled "Tax Considerations."

The tables show both the gross rate and the net rate. The difference between gross and net rates represent the 0.80% risk and administrative charges and the assumed 0.96% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.76%.

Two tables follow. The first table assumes 100% of the Contract Value is allocated to a variable annuity income option; the second table assumes 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate Fidelity Investments Life offered on the fixed annuity income option at the date of the illustration. Both illustrations assume that the final value of the accumulation account is $50,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter. When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and the assumption that the Subaccounts' Total Return will be 3.5% per year. Thus, actual performance greater than a net return of 3.5% will result in increasing annuity income payments and performance less than 3.5% per year will result in decreasing annuity income payments. We may offer alternative Assumed Investment Returns from which you may select. Fixed annuity income payments remain constant. Initial monthly annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

These tables show the monthly income payments for several hypothetical constant rates of return. Of course, actual investment performance will not be constant and may be volatile. Actual monthly income amounts would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years. Upon request and when you are considering an annuity income option, we will furnish a comparable illustration based on your individual circumstances.

ANNUITY PAY-OUT ILLUSTRATION
(100% VARIABLE PAYOUT)
ANNUITANT: John Doe
GROSS AMOUNT OF CONTRACT VALUE APPLIED: $50,000
DATE OF BIRTH: 2/1/34 STATE PREMIUM TAX: 0%
SEX: Male  DATE OF ILLUSTRATION: 2/1/99
ANNUITY OPTION SELECTED: Lifetime Income with annuity income payments guaranteed for 10 years(1)
FREQUENCY OF ANNUITY
INCOME PAYMENTS:  Monthly payments with first payment the first of the month after annuitization
FIXED MONTHLY ANNUITY INCOME PAYMENT AVAILABLE ON THE DATE OF THE
ILLUSTRATION IF 100% FIXED ANNUITY OPTION SELECTED: $311.00

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO THE VARIABLE PAYOUT
NET RETURN AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.50% MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE,
NO MINIMUM DOLLAR AMOUNT IS GUARANTEED


                                  AMOUNT OF FIRST MONTHLY ANNUITY INCOME
                                  PAYMENT IN YEAR SHOWN ASSUMING A
                                  CONSTANT ANNUAL INVESTMENT RETURN OF:
                                  Gross:   0%      5.35%  6%     8%     10%    12%
PAYMENT YEAR  CALENDAR YEAR  AGE  Net(2):  -1.75%  3.50%  4.14%  6.11%  8.07%  10.04%

1             1999           65            283     283    283    283    283    283

2             2000           66            268     283    284    290    295    300

3             2001           67            255     283    286    297    308    319

4             2002           68            242     283    288    304    322    340

5             2003           69            229     283    290    312    336    361

10            2008           74            177     283    299    353    417    490

15            2013           79            136     283    308    400    517    666

20            2018           84            105     283    318    453    642    905


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED THE RATES SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. SINCE IT IS HIGHLY LIKELY THAT INVESTMENT RETURNS WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (TO THE EXTENT THAT IS BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY FIDELITY INVESTMENTS LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

(1) Monthly annuity income payments cease upon the death of the Annuitant if the Annuitant dies after the 10 year Guarantee Period. If the Annuitant dies during the Guarantee period, annuity income payments will continue until the end of the Period. The cumulative amount of annuity income payments received under the annuity depends on how long the Annuitant lives after the Guarantee Period. An annuity pools the mortality experience of annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

(2) The illustrated net return reflects the deduction of average fund expenses and the 0.80% risk/administrative charge from the gross return.

ANNUITY PAY-OUT ILLUSTRATION
(50% VARIABLE - 50% FIXED PAYOUT)
ANNUITANT: John Doe
GROSS AMOUNT OF CONTRACT VALUE APPLIED: $50,000
DATE OF BIRTH: 2/1/34 STATE PREMIUM TAX: 0%
SEX: Male  DATE OF ILLUSTRATION: 2/1/99
ANNUITY OPTION SELECTED: Lifetime Income with annuity income payments guaranteed for 10 years(1)
FREQUENCY OF ANNUITY
INCOME PAYMENTS:  Monthly payments with first payment the first of the month after annuitization
FIXED MONTHLY ANNUITY INCOME PAYMENT AVAILABLE ON THE DATE OF THE
ILLUSTRATION IF 100% FIXED ANNUITY OPTION SELECTED: $311.00

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO THE VARIABLE PAYOUT AND 50% TO THE FIXED PAYOUT

NET RETURN AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER BE LESS THAN $155.50. THE MONTHLY GUARANTEED PAYMENT OF $155.50 IS BEING PROVIDED BY THE $25,000 APPLIED UNDER THE FIXED
ANNUITY OPTION.


                                  AMOUNT OF FIRST MONTHLY ANNUITY INCOME PAYMENT
                                  IN YEAR SHOWN ASSUMING A CONSTANT ANNUAL
                                  INVESTMENT RETURN OF:
                                  Gross:   0%      5.35%  6%     8%     10%    12%
PAYMENT YEAR  CALENDAR YEAR  AGE  Net(2):  -1.75%  3.50%  4.14%  6.11%  8.07%  10.04%

1             1999           65            297     297    297    297    297    297

2             2000           66            290     297    298    300    303    306

3             2001           67            283     297    299    304    309    315

4             2002           68            276     297    299    308    316    325

5             2003           69            270     297    300    312    323    336

10            2008           74            244     297    305    332    364    401

15            2013           79            224     297    309    356    414    489

20            2018           84            208     297    314    382    477    608


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED THE RATES SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. SINCE IT IS HIGHLY LIKELY THAT INVESTMENT RETURNS WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (TO THE EXTENT THAT IS BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY FIDELITY INVESTMENTS LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

(1) Monthly annuity income payments cease upon the death of the Annuitant if the Annuitant dies after the 10 year Guarantee Period. If the Annuitant dies during the Guarantee period, annuity income payments will continue until the end of the Period. The cumulative amount of annuity income payments received under the annuity depends on how long the Annuitant lives after the Guarantee Period. An annuity pools the mortality experience of annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

(2) The illustrated net return reflects the deduction of average fund expenses and the 0.80% risk/administrative charge from the gross return.

GENERAL INFORMATION

We may advertise quotes of Contract Owners discussing Fidelity Retirement Reserves or services provided by Fidelity Investments Life. We may also advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a plan, a policyowner invests a fixed dollar amount in a Subaccount thereby purchasing fewer units when prices are high and more units when prices are low. While such a strategy does not assume a profit nor guard against a loss in a declining market, the Contract Owner's average cost per unit can be lower than if fixed numbers of units had been purchased at those intervals. In evaluating such a plan, Contract Owners should consider their ability to continue purchasing units through periods of low price levels. In addition, we may from time to time use statistics in advertising to support the growth of annuity sales. Information to support these statistics may be obtained from the Life Insurance Marketing Research Association, A.M. Best, American Council of Life Insurance or the Variable Annuity Research and Data Service.

From time to time, we may reprint and use as advertising and sales literature, articles or quotes from financial or business publications and periodicals. In addition, we may reference or discuss the products and services of other affiliated companies, which may include:
Fidelity funds; retirement investing; brokerage products and services; saving for college; and charitable giving.

We may also provide information to help individuals understand their investment goals and explore various financial strategies. In communicating these strategies, we may:

(solid bullet) compare the differences between tax deferred and taxable investments;

(solid bullet) discuss factors to consider when purchasing the contract;

(solid bullet) discuss the effects of probate when transferring the contract to heirs;

(solid bullet) discuss traditional sources of retirement income and products which may be used to supplement that income;

(solid bullet) discuss effects of inflation on fixed-income sources and how the variable investment options may be used as a potential hedge against inflation during the deferral and income periods;

(solid bullet) illustrate and compare the effects additional payments have on a contract;

(solid bullet) discuss strategies of reducing risk through diversification of purchase payments and providing hypothetical investment mixes;

(solid bullet) discuss past returns of different classes of investments based on data supplied through various sources such as Ibbotson Associates of Chicago, Illinois; and

(solid bullet) assist policyholders with inquiries regarding their annuity.

This information may be obtained from various sources such as the U.S. Department of the Treasury, U.S. Department of Labor, Statistical Abstract of the U.S. and Individual Annuitant Mortality Table. We may present this information through various methods such as charts, graphs, illustrations, and tables.

You may purchase the Contract with proceeds from various sources such as transactions qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Investments by the Subaccounts in securities of foreign issuers may result in a foreign investment tax credit which we will claim on our federal income tax filings.

PERFORMANCE

Performance information for any Subaccount may be compared, in reports and advertising to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue's Money Market Institutional Averages; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Morningstar, or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including (i) the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Series or by rating services, companies, publications or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

The following tables below provide performance results for each Subaccount through 12/31/98. The performance information is based on the historical investment experience of the Subaccounts and of the Portfolios. It does not indicate or represent future performance.

TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a Subaccount's return, including the automatic reinvestment by the separate account of all distributions and any change in the Subaccount's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Subaccount over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the subaccount's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a subaccount.

Table 1 shows the average annual total return on a hypothetical investment in the Subaccounts for the last year, from the date that the Portfolios began operations, and, for Portfolios in existence for five years or more, for five years, assuming that the Contract was surrendered December 31, 1998. For any Portfolio in existence ten years or more, figures are shown for a ten year period rather than for the life of the Portfolio. The average annual total returns shown in Table 1 are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1 +T)n = ERV where P is a hypothetical investment payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the periods shown. The returns reflect the risk and administrative charge of 0.80% (1% on an annual basis prior to November 1, 1997) and the maintenance charge. Since the Contract is intended as a long-term product, the table also shows the average annual total return assuming that no money was withdrawn from the Contract. The average annual total return is also shown for Contracts with at least $25,000 of premium and assuming no money is withdrawn from the Contract. The average annual total return would be larger for these Contracts because there is currently no maintenance charge on these larger Contracts. The first column shows the average annual total return if you surrender the Contract at the end of the period, the second column shows the average annual total return if you do not surrender the Contract and the third column shows the average annual total return if you do not surrender the Contract and no maintenance charge is applied to the Contract.

Table 1: Average Annual Total Return for Period Ending on 12/31/98

(a) One Year Average Annual Total Return For Contracts Issued on
December 31, 1997:

Fidelity                     Return If Contract Surrendered  Return If Contract Continued    Return If Contract Continued
                                                             and Maintenance Charge Applied  and Maintenance Charge Not
                                                                                             Applicable

Asset Manager                 9.11%                           14.11%                          14.13%

Money Market                  (0.13)%                         4.60%                           4.62%

Investment Grade Bond         3.06%                           7.96%                           7.98%

Equity-Income                 5.71%                           10.71%                          10.73%

Growth                        33.35%                          38.35%                          38.37%

High Income                   (9.36)%                         (5.11)%                         (5.09)%

Overseas                      6.83%                           11.83%                          11.85%

Index 500                     22.28%                          27.28%                          27.30%

Asset Manager: Growth         11.61%                          16.61%                          16.63%

Contrafund                    23.92%                          28.92%                          28.94%

Growth opportunities          18.60%                          23.60%                          23.62%

Balanced                      11.68%                          16.68%                          16.70%

Growth & Income               23.53%                          28.53%                          28.55%

Strong

Discovery Fund II             1.56%                           6.38%                           6.40%

Opportunity Fund II           7.61%                           12.61%                          12.63%

Growth Fund II1               22.63%                          27.63%                          27.65%

Warburg Pincus

International Equity          (.24)%                          4.48%                           4.50%

Small Company Growth          (7.97)%                         (3.65)%                         (3.63)%

Post-Venture Capital          .86%                            5.64%                           5.66%

PBHG

Growth II                     2.44%                           7.30%                           7.32%

Large Cap Value               31.84%                          36.84%                          36.86%

Select 20                     56.20%                          61.20%                          61.22%

Small Cap Value               5.03%                           10.03%                          10.05%

Technology & Communications   26.12%                          31.12%                          31.14%

Morgan Stanley Dean Witter

Emerging Markets Equity       (28.06)%                        (24.80)%                        (24.78)%

Emerging Markets Debt         (32.02)%                        (28.97)%                        (28.95)%

Global Equity                 7.55%                           12.55%                          12.57%

International Magnum          3.17%                           8.07%                           8.09%


(b) Average Annual Total Return If Contract Issued at Commencement of
Portfolio    (which in most cases it was not):

Subaccount                   Portfolio's Start Date  Return If Contract Surrendered  Return If Contract  Continued
                                                                                     and Maintenance Charge Applied


Fidelity

Money Market                 4/1/82                   5.67%                           5.67%

High Income                  9/19/85                  9.93%                           9.93%

Equity-Income                10/9/86                  13.22%                          13.22%

Growth                       10/9/86                  16.14%                          16.14%

Asset Manager                9/6/89                   11.84%                          11.84%

Investment Grade Bond        12/5/88                  7.25%                           7.25%

Overseas                     1/28/87                  7.46%                           7.46%

Index 500                    8/27/92                  19.97%                          19.97%

Asset Manager: Growth        1/3/95                   19.97%                          20.26%

Contrafund                   1/3/95                   27.15%                          27.39%

Growth Opportunities         1/3/95                   24.80%                          25.06%

Balanced                     1/3/95                   14.42%                          14.76%

Growth & Income              12/30/96                 26.82%                          27.99%

Strong

Discovery Fund II            5/8/92                   10.23%                          10.23%

Growth Fund II1              12/31/96                 26.89%                          28.06%

Opportunity Fund II          5/8/92                   17.87%                          17.87%

Warburg Pincus

International Equity         6/30/95                  4.19%                           4.70%

Post-Venture Capital         9/30/96                  5.33%                           6.57%

Small Company Growth         6/30/95                  12.86%                          13.28%

PBHG

Select 20                    9/26/97                  43.02%                          45.88%

Growth II                    5/1/97                   6.22%                           8.51%

Large Cap Value              10/29/97                 31.85%                          35.09%

Small Cap Value              10/29/97                 9.33%                           12.67%

Technology & Communications  5/1/97                   17.89%                          20.02%

Subaccount                   Portfolio's Start Date  Return If Contract Surrendered  Return If Contract  Continued
                                                                                     and Maintenance Charge Applied


Morgan Stanley Dean Witter

Emerging Markets Debt        6/16/97                  (21.75)%                        (19.95)%

Emerging Markets Equity      10/1//96                 (13.88)%                        (12.87)%

Global Equity                1/2/97                   16.60%                          18.31%

International Magnum         1/2/97                   5.90%                           7.78%



Subaccount                   Return If Contract Continued
                             and Maintenance Charge Not
                             Applicable

Fidelity

Money Market                  5.75%

High Income                   10.00%

Equity-Income                 13.29%

Growth                        16.20%

Asset Manager                 11.88%

Investment Grade Bond         7.29%

Overseas                      7.52%

Index 500                     20.00%

Asset Manager: Growth         20.29%

Contrafund                    27.41%

Growth Opportunities          25.08%

Balanced                      14.78%

Growth & Income               28.01%

Strong

Discovery Fund II             10.26%

Growth Fund II1               28.08%

Opportunity Fund II           17.90%

Warburg Pincus

International Equity          4.72%

Post-Venture Capital          6.59%

Small Company Growth          13.30%

PBHG

Select 20                     45.91%

Growth II                     8.53%

Large Cap Value               35.11%

Small Cap Value               12.69%

Technology & Communications   20.04%

Subaccount                   Return If Contract Continued
                             and Maintenance Charge Not
                             Applicable

Morgan Stanley Dean Witter

Emerging Markets Debt         (19.93)%

Emerging Markets Equity       (12.85)%

Global Equity                 18.33%

International Magnum          7.80%


Average Annual Total Return From Date When Portfolio Began in Separate
Account.

Subaccount                   Date Portfolio Began In  Return If Contract Surrendered  Return If Contract  Continued
                             Separate Account                                         and Maintenance Charge Applied



Fidelity

Asset Manager                10/4/89                   11.87%                          11.87%

Index 500                    9/1/92                    19.89%                          19.89%

Asset Manager:Growth         1/9/95                    20.09%                          20.39%

Contrafund                   1/9/95                    27.37%                          27.62%

Growth Opportunities         1/3/95                    24.80%                          25.05%

Balanced                     1/3/95                    14.42%                          14.76%

Growth & Income              12/31/96                  27.51%                          28.68%

Strong

Discovery Fund II            11/24/97                  (.55)%                          2.83%

Growth Fund II1              11/24/97                  24.08%                          27.63%

Opportunity Fund II          11/24/97                  9.27%                           12.87%

Warburg Pincus

International Equity         11/24/97                  (.39)%                          2.99%

Post-Venture Capital         11/24/97                  3.97%                           7.52%

Small Company Growth         11/24/97                  (4.87)%                         (1.66)%

PBHG

Select 20                    11/24/97                  56.64%                          60.10%

Growth II                    11/24/97                  4.51%                           8.08%

Large Cap Value              11/24/97                  32.64%                          36.16%

Small Cap Value              11/24/97                  9.72%                           13.31%

Technology & Communications  11/24/97                  22.81%                          26.37%

Morgan Stanley Dean Witter

Emerging Markets Debt        11/24/97                  (25.95)%                        (23.54)%

Emerging Markets Equity      11/24/97                  (24.88)%                        (22.43)%

Global Equity                11/24/97                  10.27%                          13.86%

International Magnum         11/24/97                  2.40%                           5.89%




Subaccount                   Return If Contract Continued
                             and Maintenance Charge Not
                             Applicable


Fidelity

Asset Manager                 11.91%

Index 500                     19.92%

Asset Manager:Growth          20.41%

Contrafund                    27.64%

Growth Opportunities          25.08%

Balanced                      14.78%

Growth & Income               28.70%

Strong

Discovery Fund II             2.85%

Growth Fund II1               27.65%

Opportunity Fund II           12.89%

Warburg Pincus

International Equity          3.01%

Post-Venture Capital          7.54%

Small Company Growth          (1.64)%

PBHG

Select 20                     60.13%

Growth II                     8.10%

Large Cap Value               36.19%

Small Cap Value               13.33%

Technology & Communications   26.39%

Morgan Stanley Dean Witter

Emerging Markets Debt         (23.52)%

Emerging Markets Equity       (22.41)%

Global Equity                 13.88%

International Magnum          5.91%



(c) Five Year Average Annual Total Return If Contract Issued on
December 31, 1993:

                       If Contract Surrendered  Return If Contract Continued    Return If Contract Continued
                                                and Maintenance Charge Applied  and Maintenance Charge Not
                                                                                Applicable

Fidelity

Asset Manager           10.58%                   10.72%                          10.74%

Money Market            4.09%                    4.26%                           4.29%

Investment Grade Bond   5.50%                    5.66%                           5.68%

Equity-Income           17.51%                   17.62%                          17.63%

Growth                  20.46%                   20.54%                          20.57%

High Income             7.59%                    7.73%                           7.75%

Overseas                8.49%                    8.62%                           8.65%

Index 500               22.43%                   22.50%                          22.53%

Strong

Discovery Fund II       7.77%                    7.92%                           7.94%

Opportunity Fund II     15.76%                   15.86%                          15.88%


(d) Ten Year Average Annual Total For Contracts Issued on December 31,
1988:

                       If Contract Surrendered  Return If Contract Continued    Return If Contract Continued
                                                and Maintenance Charge Applied  and Maintenance Charge Not
                                                                                Applicable

Money Market            4.60%                    4.60%                           4.64%

Investment Grade Bond   7.25%                    7.25%                           7.29%

High Income             9.94%                    9.94%                           9.98%

Equity-Income           14.44%                   14.44%                          14.48%

Growth                  18.18%                   18.18%                          18.22%

Overseas                8.96%                    8.96%                           9.00%


(The Separate Account inception date is 7/22/87.)

In addition to average annual returns, the Subaccounts may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Table 2 shows the cumulative total return on a hypothetical investment in the Subaccounts from the date the Portfolios began operations, and assuming that the Contract was surrendered December 31, 1998. For any Portfolio in existence five years or more, five year figures are also shown. For any Portfolio in existence ten years or more, figures are shown for a ten year period rather than for the life of the Portfolio. The returns reflect the risk and administrative charge 0.80% on an annual basis (1% prior to November 1, 1997) and the maintenance charge. Since the Contract is intended as a long-term product, the table also shows the cumulative total return assuming that no money was withdrawn from the Contract. The cumulative total return is also shown for Contracts with at least $25,000 of premium and assuming no money is withdrawn from the Contract. The cumulative total return for these Contracts would be larger because there is currently no maintenance charge on these larger Contracts. The first column shows the cumulative total return if you surrender the Contract at the end of the period, the second column shows the cumulative total return if you do not surrender the Contract and the third column shows the cumulative total return if you do not surrender the Contract and no maintenance charge is applied to the Contract.

Table 2: Cumulative Total Return For Periods Beginning at Commencement of Portfolios and Ending on 12/31/98:


Subaccount                   Portfolio's Start Date  Return If Contract Surrendered  Return If Contract  Continued
                                                                                     and Maintenance Charge Applied


Fidelity

Money Market                 4/1/82                   151.86%                         151.86%

Asset Manager                9/6/89                   183.90%                         183.90%

Investment Grade Bond        12/5/88                  102.41%                         102.41%

High Income                  9/19/85                  251.91%                         251.91%

Overseas                     1/28/87                  136.02%                         136.02%

Index 500                    8/27/92                  217.65%                         217.65%

Growth Opportunities         1/3/95                   142.30%                         144.30%

Balanced                     1/3/95                   71.31%                          73.31%

Equity Income                10/9/86                  357.05%                         357.05%

Growth                       10/9/86                  523.62%                         523.62%

Contrafund                   1/3/95                   161.02%                         163.02%

Asset Manager: Growth        1/3/95                   106.97%                         108.97%

Growth & Income              12/30/96                 60.92%                          63.92%

Morgan Stanley Dean Witter

Emerging Markets Debt        6/16/97                  (31.49)%                        (29.05)%

Emerging Markets Equity      10/1/96                  (28.55)%                        (26.65)%

Global Equity                1/2/97                   35.84%                          39.84%

International Magnum         1/2/97                   12.12%                          16.12%

PBHG

Growth II                    5/1/97                   10.60%                          14.60%

Large Cap Value              10/29/97                 38.40%                          42.40%

Small Cap Value              10/29/97                 11.05%                          15.05%

Technology & Communications  5/1/97                   31.59%                          35.59%

Select 20                    9/26/97                  57.29%                          61.29%

Strong

Discovery Fund II            5/8/92                   91.16%                          91.16%

Growth Fund II1              12/31/96                 61.00%                          64.00%

Opportunity Fund II          5/8/92                   198.60%                         198.60%

Subaccount                   Portfolio's Start Date  Return If Contract Surrendered  Return If Contract  Continued
                                                                                     and Maintenance Charge Applied


Warburg Pincus

International Equity         6/30/95                  15.49%                          17.49%

Post-Venture Capital         9/30/96                  12.41%                          15.41%

Small Company Growth         6/30/95                  52.85%                          54.85%




Subaccount                   Return If Contract Continued
                             and Maintenance Charge Not
                             Applicable


Fidelity

Money Market                  155.40%

Asset Manager                 184.78%

Investment Grade Bond         103.21%

High Income                   254.97%

Overseas                      137.65%

Index 500                     218.10%

Growth Opportunities          144.43%

Balanced                      73.42%

Equity Income                 360.27%

Growth                        527.94%

Contrafund                    163.21%

Asset Manager: Growth         109.13%

Growth & Income               63.98%

Morgan Stanley Dean Witter

Emerging Markets Debt         (29.03)%

Emerging Markets Equity       (26.61)%

Global Equity                 39.89%

International Magnum          16.16%

PBHG

Growth II                     14.63%

Large Cap Value               42.43%

Small Cap Value               15.08%

Technology & Communications   35.63%

Select 20                     61.31%

Strong

Discovery Fund II             91.46%

Growth Fund II1               64.06%

Opportunity Fund II           199.05%

Subaccount                   Return If Contract Continued
                             and Maintenance Charge Not
                             Applicable

Warburg Pincus

International Equity          17.57%

Post-Venture Capital          15.46%

Small Company Growth          54.95%



(c) Cumulative Total Return For Five Year Period From 12/31/93 Through
12/31/98:

Subaccount             Return If Contract Surrendered  Return If Contract Continued    Return If Contract Continued
                                                       and Maintenance Charge Applied  and Maintenance Charge Not
                                                                                       Applicable

Asset Manager           65.37%                          66.37%                          66.55%

Money Market            22.22%                          23.22%                          23.36%

Investment Grade Bond   30.69%                          31.69%                          31.84%

Equity-Income           124.10%                         125.10%                         125.33%

Growth                  153.63%                         154.63%                         154.89%

High Income             44.13%                          45.13%                          45.30%

Overseas                50.28%                          51.28%                          51.45%

Index 500               175.09%                         176.09%                         176.36%

Strong

Discovery Fund II       45.37%                          46.37%                          46.53%

Opportunity Fund II     107.85%                         108.85%                         109.07%


(d) Cumulative Total Return For Ten Year Period From 12/31/88 Through
12/31/98:

                       Return If Contract Surrendered  Return If Contract Continued    Return If Contract Continued
                                                       and Maintenance Charge Applied  and Maintenance Charge Not
                                                                                       Applicable

Money Market            56.80%                          56.80%                          57.41%

High Income             158.12%                         158.12%                         159.12%

Equity-Income           285.73%                         285.73%                         287.16%

Growth                  431.95%                         431.95%                         433.84%

Overseas                135.95%                         135.95%                         136.85%

Investment Grade Bond   101.53%                         101.53%                         102.30%


1 Strong Growth Fund II is currently called Strong Mid Cap Growth Fund
II

(The Separate Account inception date is 7/22/87.)

YIELDS

Some Subaccounts may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Subaccount over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage. Yields do not reflect the impact of any contingent deferred sales load. Yields quoted in advertising may be based on historical seven day periods.

Current yield for Money Market Subaccount reflects the income generated by a Subaccount over a 7 day period. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical account having one Accumulation Unit at the beginning of the period adjusting for the maintenance charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The resulting yield figure is carried to the nearest hundredth of a percent. Effective yield for the Money Market Subaccount is calculated in a similar manner to current yield except that investment income is assumed to be reinvested throughout the year at the 7 day rate. Effective yield is obtained by taking the base period returns as computed above, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting one from the result, according the formula Effective Yield = [(Base Period Return + 1) 365/7] - 1. Since the reinvestment of income is assumed in the calculation of effective yield, it will generally be higher than current yield. For the 7 day period ending on 12/31/98, the Money Market Subaccount had a current yield of 4.24% and an effective yield of 4.33%. For Contracts on which there is currently no maintenance charge, the current yield would be 4.26% and the effective yield would be 4.35%.

A 30 day yield for bond subaccounts reflects the income generated by a Subaccount over a 30 day period. Yield will be computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Accumulation Unit on the last day of the period, according to the following formula: Yield = 2[(a-b/cd + 1)6 - 1] where a= net investment income earned by the applicable portfolio, b = expenses for the period including expenses charged to the contract owner accounts, c = the average daily number of Accumulation Units outstanding during the period, and d = the maximum offering price per Accumulation Unit on the last day of the period. The 30 day yield for the period ending on 12/31/98 was 4.77% for the Investment Grade Bond Subaccount, 9.57% for the High Income Subaccount and 12.16% for the Emerging Markets Debt Subaccount. For Contracts on which there is no maintenance charge, the 30 day yield would be 4.79% for the Investment Grade Bond Subaccount, 9.59% for the High Income Subaccount and 12.18% for the Emerging Markets Debt Subaccount.

EXCHANGES AMONG SUBACCOUNTS AFTER THE ANNUITY DATE

After the Annuity Date, you may instruct us to reallocate the value of some or all of the Annuity Units of a variable Subaccount then credited to your Contract into an equal value of Annuity Units of one or more other Subaccounts. The exchange shall be based on the relative value of the Subaccount Annuity Units at the end of the Valuation Period in which the request is received and will affect income payments determined after that Valuation Period. To make such an exchange, you must contact the Annuity Service Center. The value of the Annuity Units exchanged must provide at least a $50 annuity income payment at the time of the exchange, unless all of the Annuity Units of a Subaccount are being exchanged.

UNAVAILABILITY OF ANNUITY INCOME OPTIONS IN CERTAIN CIRCUMSTANCES

We do not offer annuity income options to any corporate beneficiary, partnership or trustee; any assignee, unless that assignee is a beneficiary; or the executors or administrators of the Annuitant's estate.

IRS REQUIRED DISTRIBUTIONS

If the Owner of the Contract dies (or either Joint Owner if the Contract is owned jointly) before the entire interest in the Contract is distributed, the value of the Contract must be distributed to the designated beneficiary as described in this section so that the Contract qualifies as an annuity under the Internal Revenue Code.

If the death occurs on or after the Annuity Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the death occurs before the Annuity Date, the entire interest in the Contract must be distributed within five years after the date of death, unless the following conditions are met.

The Beneficiaries or second Owners' entire interest is payable over the Beneficiary's or second Owners lifetime (or a period not extending beyond the life expectancy of the Beneficiary or second Owner) by electing annuitization within 60 days of the date of death with distributions beginning within one year of the date of death, or the Beneficiary is the Surviving Spouse of the deceased Owner, in which case the Spouse may elect to continue the Contract as the Owner. However, for Qualified Contracts where the owner's spouse is the beneficiary, annuity income payments need not begin within one year after the Owner's death, rather they need only begin on or before April 1 of the calendar year following the calendar year in which the Owner would have attained age 70 1/2. The Owner's designated beneficiary is the person to whom proceeds of the Contract pass by reason of the death of the Owner.

If the Contract Owner is a trust or other "non-natural person," and the Annuitant dies before the Annuity Date, the required distribution upon death rules will apply.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by Fidelity Investments Life. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Subaccounts. We maintain fidelity bond coverage for the acts of our officers and employees.

DISTRIBUTION OF THE CONTRACTS

As explained in the Prospectus, the Contracts are distributed through Fidelity Brokerage Services, Inc. and Fidelity Insurance Agency, Inc., which are affiliated with FMR Corp. and Fidelity Investments Life. The offering of the contracts is continuous, and we do not anticipate discontinuing offering the Contracts. However, we reserve the right to discontinue offering the contracts.

STATE REGULATION

Fidelity Investments Life is subject to regulation by the Department of Insurance of the State of Utah, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract described in the Prospectus and Statement of Additional Information has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

LEGAL MATTERS

The legal validity of the Contracts described in the Prospectus and Statement of Additional Information has been passed on by David J. Pearlman, Senior Legal Counsel of FILI. Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C. has passed on matters relating to Federal securities laws.

REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 with the SEC relating to the Contracts. The Prospectus and Statement of Additional Information do not include all the information in the Registration Statement. We have omitted certain portions pursuant to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

The consolidated balance sheets of Fidelity Investments Life Insurance Company and its subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, of stockholder's equity, and of cash flows for each of the three years in the period ended December 31, 1998, and the statement of assets and liabilities of the Fidelity Investments Variable Annuity Account I as of December 31, 1998, and the related statements of operations and changes in net assets for the years ended December 31, 1998 and 1997 included in this registration statement have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, on the authority of that firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of Fidelity Investments Life included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts.